Exhibit 10.51

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,   MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT                   MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY         DISCLOSED.

SECOND AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This SECOND AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “Amendment 2”), entered into as of September 28th, 2020 (the “Amendment Date”), and effective as of the Effective Date, is made and entered into by and between The Rockefeller University, a New York not-for-profit education corporation, with a principal place of business at 1230 York Avenue, New York, NY 10065 (“Rockefeller”, also referred to herein as “Licensor”) and Vir Biotechnology, Inc. a Delaware corporation, with a principal place of business at 499 Illinois Street, Suite 500, San Francisco, CA 94158 (referred to herein as “Licensee”).

WHEREAS, Licensor and Licensee entered into a certain Exclusive License Agreement, effective as of July 31, 2018 (the “Agreement”, as amendment by Amendment dated May 17th, 2019); and

WHEREAS, the parties wish to amend the Agreement to include additional intellectual property developed at Rockefeller under a Collaborative Research Agreement dated as of April 1, 2017 between the parties.

NOW THEREFORE, in consideration of the mutual obligations contained in this Agreement, and intending to be legally bound, the parties agree as follows:

1.	Amendment. The Exhibit-B of the License Agreement will be deleted and replaced with the following:

EXHIBIT B
Licensed Patents

- [***]

- [***]

2.	All provisions of the Agreement not expressly modified by this Amendment shall remain in full force and effect.
3.

This Amendment may be executed in counterparts with the same effect as if each of the Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signatures to this Amendment transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.

(Signature page follows)

Exhibit 10.51

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Date.

VIR BIOTECHNOLOGY, INC.:			THE ROCKEFELLER UNIVERSITY:

BY:	/s/ Jay Parrish	9/29/2020	BY:	/s/ Jeanne Ferrell	9/28/2020
NAME:	Jay Parrish		NAME:	Jeanne Farrell, PhD
TITLE:	CBO		TITLE:	Associate VP Technology Transfer

[Signature Page to Amendment to Exclusive License Agreement]